SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K /A

                        AMENDMENT NO. 2 TO CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       January 31, 2009 (October 29, 2010)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                           DOMARK INTERNATIONAL, INC.
         (EXACT NAME OF SMALL BUSINESS USER AS SPECIFIED IN ITS CHARTER)

           Nevada                      333-136247                20-4647578
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NO.)        (IRS EMPLOYEE
     OF INCORPORATION )                                      IDENTIFICATION NO.)

                        254 S Ronald Reagan Blvd, Ste 134
                               Longwood, FL 32750
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (877) 700-7369
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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                                EXPLANATORY NOTE

This Amendment No.2 on Form 8-K/A to the Domark International, Inc. Form 8-K originally filed with the Securities and Exchange Commission on January 7, 2011 (the "Form 8-K/A") adds additional disclosure obtained subsequent to the filing of the Form 8-K/A.

On December 14, 2010, the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of Larry O'Donnell, CPA because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a board investigation.

The Company was unable to obtain an amended Exhibit 16 letter for this amended Form 8-K/A.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On October 29, 2010, the Board of Directors of the Registrant dismissed Larry O'Donnell, CPA, its independent registered public account firm. On the same date, October 29, 2010, the accounting firm of De Joya Griffith & Company, LLC was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Larry O'Donnell, CPA. None of the reports of Larry O'Donnell, CPA on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Larry O'Donnell, CPA, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Larry O'Donnell, CPA's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements nor were there any up to and including the time of dismissal on October 29, 2010.

b) On October 29, 2010, the registrant engaged De Joya Griffith & Company, LLC as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Larry O'Donnell, CPA regarding any of the matters set forth in Item 304(a)(1)(v) of Regulation S-K.

c) The Board of Directors of the Company has decided that a re-audit of the Company's financial statements is appropriate given the action of the PCAOB in terminating the registration of Larry O'Donnell, CPA, and has engaged De Joya Griffith & Company, LLC, the Company's current auditor to commence a re-audit of the Company's financial statements for the May 31, 2010 10-K report. The re-audit will be performed concurrently with the audit of May 31, 2011. Upon completion of the re-audit, the Company will file the results on form 10K/A for the period ending May 31, 2010.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

Exhibit No.                      Description of Exhibit
-----------                      ----------------------

  16.1 Due to the circumstances set forth above, the Company cannot obtain an amended letter for this amended Form 8-K.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



By: /s/ R. Thomas Kidd
   --------------------------------
   R. Thomas Kidd
   Chief Executive Officer

Date: January 31, 2011


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